UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
October 20, 2022
DiamondRock Hospitality Company
(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Bethesda Metro Center, Suite 1400
Bethesda, MD 20814
(Address of Principal Executive Offices) (Zip Code)

(Registrant’s telephone number, including area code): (240) 744-1150
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DRH	New York Stock Exchange
8.250% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	DRH Pr A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

ITEM 2.02 Results of Operations and Financial Condition.

On October 20, 2022, DiamondRock Hospitality Company (the “Company”) issued a slide presentation and a press release intended to provide an update on Company operations, which are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K (“Current Report”) and incorporated by reference herein. The slide presentation and press release include preliminary financial information for the quarter ended September 30, 2022, including preliminary estimates of the Company’s revenues for the quarter ended September 30, 2022 and preliminary estimates of certain key indicators of the Company’s operating results for the quarter ended September 30, 2022, including RevPAR and ADR (collectively, the “Preliminary Information”).

The information in this Item 2.02, including the Preliminary Information, Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation by reference language in any such filing.

ITEM 7.01 Regulation FD Disclosure.

A copy of the slide presentation and press release attached to this Current Report as Exhibit 99.1 and Exhibit 99.2, respectively, are incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any general incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this report:
Exhibit No. Description

99.1                    Company Update - October 2022
99.2                    Press Release, dated October 20, 2022
101.SCH                Inline XBRL Taxonomy Extension Schema Document
101.CAL                Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF                Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB                Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE                Inline XBRL Taxonomy Extension Presentation Linkbase Document
104                    Cover Page Interactive Data File

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Dated: October 21, 2022	By:	/s/ Briony R. Quinn
Briony R. Quinn
Senior Vice President and Treasurer